                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  October 1, 1998

                              TOKHEIM CORPORATION
                     -------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Indiana                    1-6018                 35-0712500
            -------                    ------                 ----------
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


10501 Corporate Drive, Fort Wayne, IN                            46845
-------------------------------------                            -----
(Address of Principal Executive Office)                        (Zip Code)

                                 (219)-470-4600
               --------------------------------------------------
               Registrant's telephone number, including area code

                                      N/A
               --------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          CERTAIN STATEMENTS CONTAINED IN THIS FORM 8-K/A, INCLUDING, WITHOUT LIMITATION, STATEMENTS CONTAINING THE WORDS "BELIEVES," "ANTICIPATES," "EXPECTS" AND WORDS OF SIMILAR IMPORT, CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING: INCREASES IN INTEREST RATES OR THE COMPANY'S COST OF BORROWING OR A DEFAULT UNDER ANY MATERIAL DEBT

AGREEMENT; INABILITY OF THE COMPANY TO SUCCESSFULLY MAKE AND INTEGRATE ACQUISITIONS; INABILITY TO ACHIEVE ANTICIPATED COST SAVINGS OR REVENUE GROWTH; DEPENDENCE ON THE RETAIL PETROLEUM INDUSTRY; INABILITY TO FORECAST OR ACHIEVE FUTURE SALES LEVELS OR OTHER OPERATING RESULTS; FLUCTUATIONS IN EXCHANGE RATES AMONG VARIOUS FOREIGN CURRENCIES, PRINCIPALLY AMONG DOLLARS, FRENCH FRANC ("FFR") AND THE BRITISH POUND; COSTS IN ADJUSTING TO A NEW COMMON EUROPEAN CURRENCY; INABILITY TO PROTECT PROPRIETARY TECHNOLOGY OR TO INTEGRATE NEW TECHNOLOGIES QUICKLY INTO NEW PRODUCTS; CHANGES IN BUSINESS STRATEGY OR DEVELOPMENT PLANS; BUSINESS DISRUPTIONS; CHANGES IN GENERAL ECONOMIC CONDITIONS OR WITH ECONOMIC CONDITIONS OF PARTICULAR MARKETS IN WHICH THE COMPANY COMPETES; UNAVAILABILITY OF FUNDS FOR CAPITAL EXPENDITURES OR RESEARCH AND DEVELOPMENT; CHANGES IN CUSTOMER SPENDING LEVELS AND DEMAND FOR NEW PRODUCTS; CHANGES IN GOVERNMENTAL, ENVIRONMENTAL OR OTHER REGULATIONS, ESPECIALLY AS THEY MAY AFFECT THE CAPITAL EXPENDITURES OF THE COMPANY'S CUSTOMERS; FAILURE OF THE COMPANY TO COMPLY WITH GOVERNMENTAL REGULATIONS; LOSS OF KEY MEMBERS OF MANAGEMENT; ADVERSE PUBLICITY; CONTINGENT LIABILITIES AND OTHER CLAIMS ASSERTED AGAINST THE COMPANY; LOSS OF SIGNIFICANT CUSTOMERS OR SUPPLIERS; "YEAR 2000" PROBLEMS WITH COMPUTER SYSTEMS OR SOFTWARE OF THE COMPANY OR ITS CUSTOMERS, SUPPLIERS OR RESELLERS; AND OTHER FACTORS. GIVEN THESE UNCERTAINTIES, INDIVIDUALS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE ANY SUCH FACTORS OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO ANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     On September 30, 1998 pursuant to a Master Agreement for the Purchase and Sale of Shares, Assets and Liabilities, dated June 19, 1998, between Tokheim Corporation ("Tokheim") and Schlumberger Limited ("Schlumberger"), as amended by Amendment No. 1 thereto dated as of September 30, 1998 (the "Purchase Agreement"), Tokheim completed, subject to certain foreign legal requirements, the acquisition of the fuel dispenser business (the "RPS Division") of Schlumberger. (the "Acquisition"), as well as a related debt refinancing (the "Refinancing"). Certain information about the transaction has been filed in a Form 8-K dated August 3, 1998. Further information about the transaction was reported on a Form 8-K/A dated October 1, 1998. The required interim period financial statements and interim pro forma information were not available at that time. The following financial statements and financial information are filed as part of this amendment to the Form 8-K/A.

     (a)  Financial Statements of the Business Acquired

          -- RPS Division combined condensed balance sheets as of September 30, 1998 and December 31, 1997

          -- RPS Division unaudited combined condensed statements of income for the nine months ended September 30, 1998 and 1997

          -- RPS Division unaudited combined statements of cash flows for the nine months ended September 30, 1998 and 1997

     (b)  Pro Forma Financial Information

          -- Unaudited pro forma consolidated condensed statement of earnings for the nine months ended August 31, 1997

          -- Unaudited pro forma consolidated condensed balance sheet as of August 31, 1997

          -- Notes to unaudited pro forma consolidated condensed financial statements

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                               TOKHEIM CORPORATION

Date:  December 14, 1998          By:    /s/ Douglas K. Pinner
                                     ----------------------------------
                                         Douglas K. Pinner
                                         Chairman of the Board,
                                         President and Chief Executive Officer
                                         and Director


Date:  December 14, 1998          By:    /s/ John A. Negovetich
                                     ----------------------------------
                                         John A. Negovetich
                                         Executive Vice President,
                                         Finance and Administration



EXHIBITS

          (a)  Financial Statements of the Business Acquired.

               -(1) RPS Division audited combined statements of income for the years ended December 31, 1997, 1996 and 1995 (incorporated herein by reference to the Company's Current Report on Form 8-K dated August 3, 1998).

               -(2) RPS Division audited combined statements of cash flows for the years ended December 31, 1997, 1996 and 1995 (incorporated herein by reference to the Company's Current Report on Form 8-K dated August 3, 1998).

               -(3) RPS Division audited combined balance sheets as of December 31, 1997 and 1996 (incorporated herein by reference to the Company's Current Report on Form 8-K dated August 3, 1998).

               -(4) RPS Division audited combined statements of equity for the years ended December 31, 1997, 1996 and 1995 (incorporated herein by reference to the Company's Current Report on Form 8-K dated August 3, 1998).

               -(5) RPS Division notes to the audited combined financial statements for the years ended December 31, 1997, 1996 and 1995 (incorporated herein by reference to the Company's Current Report on Form 8-K dated August 3, 1998).

          (b)  Pro Forma Financial Information

               -(1) Unaudited pro forma consolidated condensed statement of earnings for the year ended November 30, 1997 (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

               -(2) Unaudited pro forma consolidated condensed balance sheet as of November 30, 1997 (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1,
                     1998).

               -(3) Notes to unaudited pro forma consolidated condensed financial statements (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1,
                     1998).

               -(4) Unaudited pro forma Tokheim Corporation consolidated condensed statement of earnings for the year ended November 30, 1997 (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

               -(5) Unaudited pro forma Tokheim Corporation consolidated condensed balance sheet as of November 30, 1997 (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

               -(6) Notes to unaudited pro forma Tokheim Corporation consolidated condensed financial statements (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

          (c) Other Exhibits

              -(1) Master Agreement for Purchase and Sale of Shares, Assets, and Liabilities, dated as of June 19, 1998, between Tokheim and Schlumberger (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1,
                     1998).

              -(2) Amendment No. 1 to the Master Agreement for Purchase and Sale of Shares, Assets and Liabilities, dated as of September 30, 1998 between Tokheim and Schlumberger (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

              -(3) Securities Purchase Agreement, dated September 30, 1998, by Tokheim and Schlumberger (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

              -(4) 12% Senior Subordinated Note Due January 28, 1999 in the amount of $170,000,000 (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1,
                     1998).

              -(5) Senior Subordinated Note Indenture, dated as of September 30, 1998, among Tokheim, Management Solutions, Inc., Tokheim Equipment Corporation, Tokheim RPS, LLC, Sunbelt Hose & Petroleum Equipment, Inc., Envirotronic Systems, Inc., Gasboy International, Inc., Tokheim Automation Corporation, Tokheim Investment Corp., as guarantors, and Harris Trust and Savings Bank, as trustee (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

              -(6) 12% Junior Subordinated Note Due 2008 in the amount of $40,000,000 (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1,
                     1998).

              -(7) Junior Subordinated Note Indenture, dated as of September 30, 1998, among Tokheim, Management Solutions, Inc., Tokheim Equipment Corporation, Tokheim RPS, LLC, Sunbelt Hose & Petroleum Equipment, Inc., Envirotronic Systems, Inc., Gasboy International, Inc., Tokheim Automation Corporation, Tokheim Investment Corp., as guarantors, and Harris Trust and Savings Bank, as trustee (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

              -(8) Warrant to Purchase up to 19.9% of the Shares of Common Stock of Tokheim (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1,
                     1998).

              -(9) Form of Roll-Over Note (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1,
                     1998).

             -(10) Registration Rights Agreement, dated September 30, 1998, by Tokheim and Schlumberger (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

             -(11) Note Purchase Agreement, dated as of September 30, 1998, among Tokheim, the Subsidiaries and the Purchasers (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

             -(12) Amended and Restated Credit Agreement, dated as of September 30, 1998, among Tokheim, the Borrowing Subsidiaries, the Lenders and NBD Bank, N.A. as administrative agent and Credit Lyonnais as documentation and collateral agent and Gleacher Natwest Inc. and Bankers Trust Company as co-syndication agents (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

             -(13) Amendment No. 1 to Rights Agreement, dated as of September 30, 1998, between Tokheim and Harris Trust and Savings Bank (incorporated herein by reference to the Company's Current Report on Form 8-K/A dated October 1, 1998).

                                 RPS Division
                       Combined Condensed Balance Sheets
                            (Amounts in thousands)


                                                                As of
                                                    ----------------------------
                                                    September 30,   December 31,
                                                        1998            1997
                                                    -------------   ------------
ASSETS:
  Current assets:
    Cash and cash equivalents.....................    $  9,728        $  7,321
    Accounts receivables, net.....................      82,181         102,540
    Inventory, net................................      69,317          58,859
    Other current assets..........................      13,669          11,872
                                                      --------        --------
      Total current assets........................     174,895         180,592

  Property, plant & equipment, net................      31,735          32,183
  Other tangible assets...........................       1,056           1,326
  Goodwill........................................      49,792          51,757
  Other noncurrent assets and deferred
    charges.......................................       2,864           3,576
                                                      --------        --------
      Total assets................................    $260,342        $269,434
                                                      ========        ========

LIABILITIES AND EQUITY:
  Liabilities:
    Current liabilities:
      Current portion long-term debt..............    $     --        $     46
      Cash overdraft..............................       2,289          12,614
      Accounts payable and accruals...............      71,324          94,526
                                                      --------        --------
        Total current liabilities.................      73,613         107,186
    Postretirement benefits.......................       4,571           4,188
    Minority interest.............................         162             133
    Other long-term liabilities...................       3,191           3,657
                                                      --------        --------
        Total liabilities.........................      81,537         115,164

  Equity..........................................     200,708         160,578
  Equity and retained earnings deficit............     (21,903)         (6,308)
                                                      --------        --------
        Total liabilities and
          stockholders' equity....................    $260,342        $269,434
                                                      ========        ========

                                 RPS Division
                    Combined Condensed Statements of Income
                            (Amounts in thousands)


                                                         Nine Months Ended
                                                    ----------------------------
                                                    September 30,  September 30,
                                                        1998            1997
                                                    -------------  -------------
                                                      Unaudited      Unaudited
                                                    -------------  -------------
Net Sales.........................................    $231,764        $231,978
Cost of sales.....................................     199,486         194,623
Selling, general, and administrative expenses.....      48,015          47,565
                                                      --------        --------
Operating loss....................................     (15,737)        (10,210)

Interest expense, net.............................       1,586             945
Other expense, net................................       3,270           3,307
                                                      --------        --------
Loss before income taxes..........................     (20,593)        (14,462)
Income tax benefit................................      (4,863)         (5,246)
                                                      --------        --------
Net loss..........................................    $(15,730)       $ (9,216)
                                                      ========        ========

                                 RPS Division
                  Combined Condensed Statements of Cash Flows
                            (Amounts in thousands)

                                                                                     Nine Months Ended
                                                                               -------------------------------
                                                                               September 30,     September 30,
                                                                                  1998              1997
                                                                               -------------     -------------
                                                                                 Unaudited         Unaudited
                                                                               -------------     -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss.................................................................        $(15,730)         $ (9,216)
Adjustment to reconcile net loss to cash provided from
 (used in) operations:
  Depreciation and amortization..........................................           8,766             8,476
  Changes in assets and liabilities, net of effect of acquired businesses
   Receivables, net......................................................         (14,925)           28,108
   Inventories...........................................................          10,458               588
   Accounts payable and accrued liabilities..............................         (23,065)          (34,529)
   Prepaid and refundable income taxes...................................          (1,245)           (1,330)
   Other assets and liabilities, net.....................................           4,309            16,479
                                                                                 --------          --------

Net cash provided from (used in) operations..............................         (31,432)            8,576
                                                                                 --------          --------
CASH FLOWS FROM INVESTING ACTIVITIES:
Plant and equipment additions............................................          (4,951)           (6,810)
Other, net...............................................................          (1,319)            4,047
                                                                                 --------          --------

Net cash used in investing activities....................................          (6,270)           (2,763)
                                                                                 --------          --------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net change in equity.....................................................          40,127            (8,677)
Decrease in term debt, net...............................................             (18)             (502)
                                                                                 --------          --------

Net cash provided from (used in) financing activities....................          40,109            (9,179)
                                                                                 --------          --------

CASH AND CASH EQUIVALENTS:
Increase (decrease) in cash and cash equivalents.........................           2,407            (3,366)
Cash and cash equivalents, beginning of year.............................           7,321             5,445
                                                                                 --------          --------
Cash and cash equivalents, end of period.................................        $  9,728          $  2,079
                                                                                 ========          ========

     The following unaudited pro forma consolidated condensed financial statements (the "Pro Forma Financial Statements") of the Company are derived from the unaudited interim financial statements of Tokheim and the RPS Division and have been adjusted to illustrate the effects of the Acquisition and related Refinancing. The Pro Forma Financial Statements and accompanying notes should be read in conjunction with the consolidated financial statements of Tokheim and the combined financial statements of the RPS Division, including the notes thereto. The pro forma statement of earnings includes the RPS Division's combined statement of income for the nine months ended August 31, 1998 and Tokheim's consolidated statement of earnings for the nine months ended August 31, 1998. The pro forma balance sheet includes the RPS Division's combined balance sheet as of September 30, 1998 and Tokheim's consolidated balance sheet as of August 31, 1998. These Pro Forma Financial Statements give effect to the Acquisition and related Refinancing, and related purchase accounting adjustments, as if these events had taken place on December 1, 1997 for the statement of earnings and on August 31, 1998 for the balance sheet. The Pro Forma Financial Statements are not necessarily indicative of either future results of operations or the results that might have occurred if the foregoing Acquisition and Debt refinancing had been consummated on the indicated dates.

     The Acquisition has been accounted for using the purchase method of accounting, therefore the RPS Division's equity has been eliminated in the Pro Forma Financial Statements. The allocation of the aggregate purchase price included in the Pro Forma Financial Statements is preliminary.

                                                                     EXHIBIT (b)


       Unaudited Pro Forma Consolidated Condensed Statement of Earnings
                   for the nine months ended August 31, 1998
                            (Amounts in thousands)

                                                                                                  Refinancing        Tokheim
                                                            (a)                                       And        Pro Forma for
                                                            RPS          RPS                      Acquisition    Refinancing &
                                              RPS        Division      Division      Tokheim       Pro Forma      RPS Division
                                            Division    Adjustments    Adjusted    Corporation    Adjustments     Acquisition
                                            --------    -----------    --------    -----------    -----------    -------------
Net sales.................................  $249,368     $      --     $249,368     $291,997         $     --      $541,365
Cost of sales, exclusive of
 items listed below.......................   209,622        (4,725)     204,897      213,975             (638)(b)   418,234
Selling, general, and
 administrative expenses..................    45,154        (9,096)      36,058       53,192               --        89,250
Depreciation and  amortization............     2,926         2,874        5,800        7,799            4,435 (c)    18,034
Merger and acquisition costs and other
 unusual items............................        --           475          475        6,596               --         7,071
                                           ---------     ---------     --------     --------         --------      --------

Operating profit (loss)...................    (8,334)       10,472        2,138       10,435           (3,797)        8,776

Interest expense, net.....................     1,333            --        1,333        9,882           26,132 (d)    37,347
Other expense (income), net...............     3,509           (25)       3,484         (856)              --         2,628
                                           ---------     ---------     --------     --------         --------      --------

Loss before income taxes
 and extraordinary loss...................   (13,176)       10,497       (2,679)       1,409          (29,929)      (31,199)
Income taxes..............................    (4,703)        3,737         (966)       1,658               --           692
                                           ---------     ---------     --------     --------         --------      --------

Earnings (loss) before extraordinary
 loss..................................... $  (8,473)    $   6,760     $ (1,713)    $   (249)        $(29,929)     $(31,891)
                                           ---------     ---------     --------     --------         --------      --------

Preferred stock dividends
 ($1.94 per share)........................                                          $ (1,113)                      $ (1,113)
                                                                                    --------                       --------
Loss before extraordinary loss
 applicable to common stock...............                                          $ (1,362)                      $(33,004)
                                                                                    ========                       ========

                                                                     EXHIBIT (b)


           Unaudited Pro Forma Consolidated Condensed Balance Sheet
                             as of August 31, 1998
                            (Amounts in thousands)

                                                                                                  Refinancing        Tokheim
                                                      (e)                                             And           Pro Forma
                                                      RPS             RPS                         Acquisition      Refinancing &
                                       RPS          Division        Division        Tokheim         Pro Forma       RPS Division
                                     Division      Adjustments      Adjusted      Corporation      Adjustments      Acquisition
                                     --------      -----------      --------      -----------     ------------    ----------------
ASSETS:
 Current assets:
  Cash and cash equivalents......    $  9,728         $ (9,728)     $     --         $ 10,095         $ (1,250)(l)        $  8,845
  Accounts receivables, net......      82,181           (1,270)       80,911           79,243               --             160,154
  Inventory......................      69,317               --        69,317           63,580               --             132,897
  Other current assets...........      13,669               --        13,669            6,691               --              20,360
                                     --------         --------      --------         --------        ---------            --------
    Total current assets.........     174,895          (10,998)      163,897          159,609           (1,250)            322,256

Property, plant & equipment,
 net.............................      31,735               --        31,735           44,812               --              76,547
Other tangible assets............       1,056               --         1,056            3,368               --               4,424
Goodwill.........................      49,792          (49,792)           --           71,416          236,515 (f)         307,931
Other noncurrent assets and
 deferred charges................       2,864               --         2,864           17,824            5,086 (g)          25,774
                                     --------         --------      --------         --------        ---------            --------
    Total assets.................    $260,342         $(60,790)     $199,552         $297,029         $240,351            $736,932
                                     ========         ========      ========         ========         ========            ========

LIABILITIES AND STOCKHOLDERS'
  EQUITY:
 Liabilities:
  Current liabilities:
   Current portion long-term
    debt.........................    $     --        $      --      $     --         $  2,254         $     --            $  2,254
   Notes payable, bank...........          --               --            --              336               --                 336
   Cash overdraft................       2,289           (2,289)           --           12,733               --              12,733
   Accounts payable and
    accruals.....................      71,324             (527)       70,797           91,918           27,916 (h)         190,631
                                     --------         --------      --------         --------        ---------            --------
    Total current liabilities....      73,613           (2,816)       70,797          107,241           27,916             205,954

  Long-term debt.................          --               --            --            4,081                                4,081
  Bank credit agreement..........          --               --            --           19,259          163,139 (i)         182,398
  Senior subordinated notes......          --               --            --           55,000          137,500 (i)         192,500
  Guaranteed ESOP obligation.....          --               --            --            7,615               -- (i)           7,615
  Junior subordinated PIK
   notes.........................          --               --            --               --           40,000 (i)          40,000
  Postretirement benefits........       4,571               --         4,571           14,216               --              18,787
  Minimum pension liability......          --               --            --            2,173               --               2,173
  Minority interest..............         162               --           162            1,204               --               1,366
  Other Lt. liabilities..........       3,191               --         3,191            3,901               --               7,092
                                     --------         --------      --------         --------        ---------            --------
    Total liabilities............      81,537           (2,816)       78,721          214,690          368,555             661,966

Common stock warrants............          --               --            --               --           20,000 (j)          20,000

Redeemable convertible
 Preferred stock.................          --               --            --           24,000               --              24,000
Guaranteed ESOP obligation.......          --               --            --           (7,615)              --              (7,615)
Preferred treasury stock
 at cost.........................          --               --            --           (4,927)              --              (4,927)
                                     --------         --------      --------         --------        ---------            --------
  Total preferred equity.........          --               --            --           11,458                               11,458

Common stock.....................     200,708               --       200,708           89,581         (200,708)(k)          89,581
Minimum pension liability........          --               --            --           (2,173)              --              (2,173)
Foreign currency translation
 adjustments.....................          --               --            --          (19,341)              --             (19,341)
Retained earnings (accumulated
 deficit)........................     (21,903)         (57,974)      (79,877)           3,506           52,504 (m)         (23,867)
Common treasury stock at cost....          --               --            --             (692)              --                (692)
                                     --------         --------      --------         --------        ---------            --------
  Total common equity............     178,805          (57,974)      120,831           70,881         (148,204)             43,508
                                     --------         --------      --------         --------        ---------            --------
    Total liabilities and
     stockholders' equity........    $260,342         $(60,790)     $199,552         $297,029         $240,351            $736,932
                                     ========         ========      ========         ========         ========            ========


Note 1:  Though not reflected in the Unaudited Pro Forma Consolidated Condensed
         Statement of Earnings, Tokheim believes that through successful integration and consolidation of the RPS Division estimated cost savings of approximately $47.3 million can be achieved per annum after three years.

(a) The adjustments to the RPS Division's financial statements reflect amounts that have been reclassified to conform to Tokheim's presentation and to remove certain costs associated with operations as a division of Schlumberger. The details of these reclassifications and adjustments are as follows:

     Cost of sales:
          Reclassification of manufacturing depreciation and
            amortization to depreciation and amortization...........  $ (4,200)
          Reflects an adjustment to operations of
            Schlumberger's Abbeville facility for nine months of
            1998 which will not be purchased by Tokheim.............      (525)
                                                                      --------
               Total adjustments and reclassification from cost
                 of sales...........................................    (4,725)
                                                                      --------
     Selling, general, and administrative expenses:
          Adjustments to management and technical fees
            charged by Schlumberger to its subsidiaries net
            of expenses Tokheim expects to incur....................    (7,021)
          Reclassification of selling, general and
            administrative depreciation and amortization to
            depreciation and amortization...........................    (1,600)
          Reclassification of personnel reductions
            (restructuring) to merger and acquisition costs and
            other unusual items.....................................      (475)
                                                                      --------
               Total adjustments and reclassification from selling,
                 general and administrative expenses................    (9,096)
                                                                      --------
     Depreciation and amortization:
          Reclassification of manufacturing and amortization........     4,200
          Reclassification of selling, general and
            administrative depreciation and amortization............     1,600
          Elimination of preexisting goodwill amortization
            that Tokheim is not purchasing..........................    (2,926)
                                                                      --------
               Total adjustments and reclassification to
                 depreciation and amortization......................     2,874
                                                                      --------
     Merger and acquisition costs and other unusual items:
          Reclassification of personnel reductions
            (restructuring) from selling, general and
            administrative expenses.................................       475
                                                                      --------
               Total reclassification to merger and
                 acquisition cost and other unusual items...........       475
                                                                      --------
     Other expense (income), net:
          Elimination of the minority interest in net earnings.
            Tokheim acquired 100% of all RPS subsidiaries...........  $     25
                                                                      --------

     Effect of all adjustments on pretax income.....................    10,497
     Tax effect on adjustments using the RPS Division's reported
       tax rate of 35.6%............................................     3,737
                                                                      --------
               Effect of all adjustments on net earnings............  $  6,760
                                                                      ========


(b)  Reflects a pro forma adjustment for technology and licensing fees contractually payable by Schlumberger to Tokheim. These fees relate to certain services and licenses provided to
     Schlumberger by Tokheim. The contract is noncancelable and requires minimum annual payments of $850 per annum to Tokheim over the next 5 years. This amount represents nine months of
     payments.......................................................   $    638
                                                                       ========
(c)  The pro forma adjustment represents the amortization of purchased goodwill associated with the Acquisition as follows:

                                                      Anticipated      Nine Month
                                          Gross       Amortization    Amortization
                                          Amount        Period           Amount
                                       -----------    ------------    ------------

     Purchased goodwill (based on a
      preliminary estimate of purchase
      price allocation)...............  $  236,515      40 years       $  4,435
                                        ==========                     ========


(d) The pro forma adjustments to interest expense, net, were calculated as follows:
     Tokheim's historical interest expense, net........................................................... $ 9,882
     RPS Division's historical interest expense, net......................................................   1,333
                                                                                                           -------
                      Total...............................................................................  11,215

     Plus: Interest expense on borrowings under:
       New Bank Credit Agreement ($188,600 at interest rates ranging from 7.65% to 9.9%, spread between three different Facilities)......................................................................  13,948
       12.0% Senior Subordinated Seller Notes.............................................................  15,442
       12.5% Senior Subordinated Notes....................................................................   2,194
       12.0% Junior Subordinated Seller PIK Note..........................................................   3,633
                                                                                                           -------
                      Total...............................................................................  35,217

     Less: Interest expense on:
       Tokheim debt being refinanced:
         Existing Bank Credit Agreement...................................................................  (1,968)
         11 1/2% Senior Subordinated Notes due 2006.......................................................  (6,086)
       RPS Division.......................................................................................  (1,333)
                                                                                                           -------
                      Total...............................................................................  (9,387)
                                                                                                           -------
             Sub-total....................................................................................  37,045

     Amortization of deferred financing costs:
       Remove:
         Existing Credit Agreement........................................................................    (880)
         11 1/2% Senior Subordinated Notes................................................................    (311)
       Add:
         New Credit Agreement.............................................................................   1,199
         12.5% Senior Subordinated Notes due 2005.........................................................     294
                                                                                                           -------
     Pro forma interest expense, net...................................................................... $37,347
                                                                                                           =======

Interest expense, net, includes that portion of interest with respect to the Guaranteed ESOP Obligation which is not paid through dividends on, or redemptions of, the ESOP Preferred Stock.


(e)    The following table summarizes the adjustments made to the RPS Division's audited financial statements to conform them to the terms and conditions as outlined in the Purchase Agreement.

         Assets:
           Cash not being purchased................................................................................     $ (9,728)
           Reduction of accounts receivable for related party receivables not being purchased......................       (1,270)
           Pre existing goodwill not being purchased...............................................................      (49,792)
                                                                                                                        --------
                Total adjustments to assets........................................................................     $(60,790)
                                                                                                                        ========
         Liabilities:
           Cash overdraft not being assumed........................................................................     $ (2,289)
           Reduction of accounts payable and accruals for related party payables not being assumed.................         (527)
                                                                                                                        --------
                Total adjustments to liabilities...................................................................     $ (2,816)

         Shareholders' Equity:
           Net adjustment to retained earnings for the above adjustments of assets and liabilities.................      (57,974)
                                                                                                                        --------
                Total adjustments to liabilities and shareholders' equity..........................................     $(60,790)
                                                                                                                        ========
(f)    This amount represents the excess of cost over the fair value of the net assets (goodwill) of the
       RPS Division acquired.

       Total purchase price of the RPS Division....................................................................     $335,000
         Purchase price adjustment for personnel reduction expenses to be reimbursed by Schlumberger...............       (5,000)
                                                                                                                        --------
           Adjusted purchase price.................................................................................      330,000
         Book value of the RPS Division net assets, as adjusted, which is expected to approximate fair value.......      120,831
                                                                                                                        --------
         Excess of cost over fair value of net assets acquired.....................................................      209,169
         Direct costs associated with the Acquisition:
           Legal and financial advisory fees.......................................................................        4,000
           Direct acquisition costs (see note below)...............................................................       23,346
                                                                                                                        --------
           Total Goodwill..........................................................................................     $236,515
                                                                                                                        ========


(g)  This amount represents the pro forma adjustment necessary to reflect the Company's write-off of previous unamortized debt issuance cost and the capitalization of the new debt issuance costs associated with the new financing plan. The existing issuance costs will be written-off as a charge to extraordinary loss from debt extinguishment in the period incurred.

       Write-off of deferred issuance costs associated with the Existing Bank Credit Agreement.....................  $ (4,467)
       Write-off of deferred issuance costs associated with the 11 1/2% Senior Subordinated Notes..................    (2,647)
                                                                                                                     --------
          Sub-total................................................................................................    (7,114)
       Capitalization of deferred issuance costs associated with the New Bank Credit Agreement.....................     9,450
       Capitalization of deferred issuance costs associated with the 12.5% Senior Subordinated Notes...............     2,750
                                                                                                                     --------
          Net adjustment to reflect the fees associated with the financing of the Acquisition and refinancing of existing debt........................................................................................  $  5,086
                                                                                                                     ========
     The deferred debt issuance costs associated with the New Credit Agreement and the 12.5% Senior Subordinated Notes due 2005 will be amortized over the life of the respective agreements on a straight line basis.

(h)  Pro forma adjustment to accounts payable and accruals:
       Accrued interest on $55.000 of 11 1/2% Senior Subordinated Notes due 2006 to be redeemed....................  $ (2,107)
       Accruable restructuring expenses............................................................................     6,677
       Accrued integration plan costs..............................................................................    23,346
                                                                                                                     --------
                                                                                                                     $ 27,916
                                                                                                                     ========

     Included in accrued liabilities are certain costs Tokheim believes will be spent to close down redundant operations in connection with the reorganization and rationalization of the RPS Division. The table below summarizes the deferred costs included in goodwill and accrued liabilities as they relate to the integration plan for the RPS Division. The amounts do not include costs associated with consolidation of previously existing Tokheim subsidiaries, which will be expensed as incurred, nor do these costs benefit production in future periods.

       Personnel reductions........................................................................................  $ 18,466
       Closure of redundant facilities.............................................................................     4,880
                                                                                                                     --------
          Total....................................................................................................  $ 23,346
                                                                                                                     ========
In addition to the above expenditures, the Company expects to spend approximately $900 for capital projects with future benefits.
The Company estimates future accruable restructuring charges related to the integration plan at approximately $6,677. In addition, nonaccruable operating charges associated with the plan, which will be expensed as incurred, are estimated at $1,250. These amounts have been aggregated and shown as a reduction of cash of $1,250, an increase in accrued expenses of $6,677 and an aggregate reduction of retained earnings of $7,927. (see also Note below)


(i)  This amount reflects the repayment of existing Tokheim debt and RPS
     Division purchase price with the proceeds of the Senior Notes and borrowings under the New Bank Credit Agreement.

          Borrowings under the New Bank Credit Agreement............  $182,398
          Borrowings under the New Bank Credit Agreement (refinance
            preferred ESOP obligation)..............................     7,615
          Issuance of 12.0% Senior Subordinated Note ...............   170,000
          Issuance of 12.0% Junior Subordinated PIK Note due 2008...    40,000
          Issuance of 12.5% Senior Note due 2005....................    22,500
        Repay:
          Borrowings under the Existing Bank Credit Agreement.......   (19,259)
          Borrowings under the Existing Bank Credit Agreement
            (refinance preferred ESOP obligation)...................    (7,615)
            11 1/2% Senior Subordinated Notes due 2006..............   (55,000)
                                                                      --------
               Net Adjustment to reflect Acquisition financing
                 and the application of proceeds to repay
                 existing debt......................................  $340,639
                                                                      ========
(j)  Amounts represent the elimination of the RPS Division's existing net book value (see also Note below).

(k)  Per the terms of the letter agreement, the Company has financed
     $20,000 of the purchase price by issuing Schlumberger a warrant to purchase, for a nominal value, shares of Tokheim common stock.
     The number of shares for which the warrant may be exercised equals the number of shares whose value of the average closing price thirty days prior to and thirty days after closing equals $20,000 but, not to exceed 19.9% of the total outstanding shares of the Company at the closing date. The Company has the option, subject to bank approval, to repurchase the warrants at Par Value.

(l)  Adjustments to retained earnings (accumulated deficit) are as follows:
        Extraordinary loss from debt extinguishment:
          Write-off deferred issuance costs associated with
            the Existing Bank Credit Agreement......................  $ (4,467)
          Write-off deferred issuance costs associated with the
            11 1/2% Senior Subordinated Notes.......................    (2,647)
          Premiums paid to redeem 11 1/2% Senior Subordinated
            Notes at the redemption percentage of 120.473% plus
            Consent payment.........................................   (12,332)
                                                                      --------
               Total extraordinary loss from debt extinguishment....   (19,446)
        Other:
          Accruable restructuring expenses..........................    (6,677)
          Non accruable restructuring expenses......................    (1,250)
          RPS Division accumulated deficit eliminated in
            consolidation...........................................    79,877
                                                                      --------
               Total adjustment to accumulated deficit..............  $ 52,504
                                                                      ========

Note: Dividends are payable on the Company's ESOP Preferred Stock, the proceeds of which are used to service the Guaranteed ESOP Obligation